UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-159809	75-2007383
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

(770) 852-9000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Resignation of Daniel A. Pryor from Board of Directors. Daniel A. Pryor, an appointee of The Carlyle Group (“Carlyle”) today resigned from our board of directors, with the resignation to become effective December 31, 2010. Pursuant to a stockholders agreement between HDS Investment Holding, Inc., our parent company, its equity sponsors and their affiliates and other stockholders of HDS Investment Holding, Inc., Carlyle (through an affiliate) is entitled to appoint three directors onto our board of directors. Carlyle has not yet appointed a replacement for Mr. Pryor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HD Supply, Inc.

By:	/S/ RICARDO J. NUNEZ
Name:	Ricardo J. Nunez
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: December 21, 2010